UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2019

UBIQUITI INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
001-35300 (Commission File Number)	32-0097377 (IRS Employer Identification No.)
685 Third Avenue, 27th Floor New York, NY 10017 (Address of principal executive offices, including zip code)
(646) 780-7958 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Ubiquiti Inc. (“Ubiquiti” or the “Company”) furnishes as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) a copy of the Notice of Settlement of Stockholder Derivative Action, dated as of December 20, 2019 (the “Notice”), relating to two shareholder derivative actions: Franchi v. Pera et al., 19 CIV 01255 (Cal. Sup. Ct.), and Gericke v. Pera et al., C.A. No. 2019-0188-SG (Del. Ch.). Additional information concerning the terms of the proposed settlement (the "Proposed Settlement") and the related hearing can be found in the Notice and on Ubiquiti's website at http://ir.ui.com. The contents of Ubiquiti's website shall not be deemed to be incorporated by reference into this Item 7.01.

The information included or incorporated in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

This Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Examples of such forward-looking statements include, but are not limited to, statements we make about the Proposed Settlement. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including our failure to satisfy the conditions necessary to make the Proposed Settlement effective. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement because of new information or future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Notice of Settlement of Stockholder Derivative Action

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2019	Ubiquiti Inc.

	By:	/s/ Robert J. Pera
	Name:	Robert J. Pera
	Title:	Chief Executive Officer